Nuveen Multi-Strategy Core Bond Fund

Summary Prospectus   |   January 30, 2010

Ticker: Class A–NCBAX, Class B–NBCBX, Class C–NCBCX, Class R3–NMSTX, Class I–NCBRX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated January 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide total return by investing in fixed income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 25 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 27 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-56 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Class R3		Class I
Management Fees	0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.50%		—
Other Expenses	0.63%		0.62%		0.66%		0.61%		0.56%
Total Annual Fund Operating Expenses	1.38%		2.12%		2.16%		1.61%		1.06%
Fee Waivers and Expense Reimbursements[1]	(0.43%	)	(0.42%	)	(0.46%	)	(0.41%	)	(0.36%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%		1.70%		1.70%		1.20%		0.70%
1	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$468	$573	$173	$122	$72	$468	$173	$173	$122	$72
3 Years	$755	$924	$632	$468	$301	$755	$624	$632	$468	$301
5 Years	$1,062	$1,201	$1,117	$837	$550	$1,062	$1,101	$1,117	$837	$550
10 Years	$1,934	$2,229	$2,457	$1,877	$1,262	$1,934	$2,229	$2,457	$1,877	$1,262

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 360% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be five years or less and is not expected to be more than six years.

The fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the fund’s investment adviser employs a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect the investment adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market.

The fund normally invests at least 75% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the fund’s investment adviser. The fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the fund’s assets are invested in U.S. dollar-denominated securities, up to 20% of the fund’s net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), the fund’s non-U.S. dollar exposure will not exceed 5% of net assets. The fund also may invest up to 25% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. In addition, the fund may engage in repurchase, reverse repurchase and forward purchase agreements.

Principal Risks

Market Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a fixed income security will be unable or unwilling to make interest and principal payments when due and the related risk that the value of a fixed income security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest up to 25% of its net assets in “high yield,” “high risk” or “junk” bonds; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—If interest rates rise, the prices of fixed income securities held by the fund will fall. Non-U.S. and U.S. interest rates may rise or fall by differing amounts and, as a result, the fund’s investment in non-U.S. securities or non-U.S. interest rate swaps may expose the fund to additional risks.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called fixed income securities, at market interest rates that are below the portfolio’s current earnings rate.

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Mortgage/Asset-Backed Securities Risk—The value of the fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. With respect to asset-backed securities, the payment of interest and the repayment of principal may be impacted by the cash flows generated by the assets backing the securities. The downturn in the housing market and the resulting recession in the United States have negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-related and asset-backed securities.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s management team uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Non-U.S. Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those securities of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return

During the five-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 5.49% and -0.82%, respectively, for the quarters ended June 30, 2009 and September 30, 2005.

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The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Years	Since Inception December 20, 2004
Returns Before Taxes:
Class A	8.14%	4.64%	4.61%
Class B	6.96%	4.58%	4.56%
Class C	11.67%	4.69%	4.66%
Class R3	12.18%	5.20%	5.17%
Class I	12.57%	5.69%	5.66%
Class A Returns After Taxes:
On Distributions	6.34%	2.89%	2.88%
On Distributions and Sales of Shares	5.23%	2.92%	2.90%
Citigroup Broad Investment Grade Bond Index (reflects no deduction for fees, expenses, or taxes)	5.06%	5.22%	5.22%
Lipper Intermediate Investment Grade Debt Funds Index (reflects no deduction for taxes or certain expenses)	12.91%	3.89%	3.89%

Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Managers

Andrew J. Stenwall, Christian Romon, Ph.D., Wassim Abourjeili, Emmanuel Labrinos, CFA, and Steven Lee serve as portfolio managers of the fund.

Mr. Stenwall, Chief Investment Officer of NAM’s Taxable Fixed Income group, has led the fund’s management team since the fund’s inception. Mr. Romon, Managing Director at NAM, has been a member of the fund’s management team since 2004. Mr. Abourjeili, Senior Portfolio Manager at NAM, has been a member of the fund’s management team since 2008. Mr. Labrinos, Senior Portfolio Manager and Trader at NAM, has been a member of the fund’s management team since 2005. Mr. Lee, Portfolio Manager—Global Fixed Income Strategies at NAM, has been a member of the fund’s management team since 2008.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-MSI-0110D